Ex 99.1

                                    KATY NEWS

                              FOR IMMEDIATE RELEASE

                              KATY INDUSTRIES, INC.
                       REPORTS 2003 FIRST QUARTER RESULTS

MIDDLEBURY, CT - May 8, 2003 - Katy Industries, Inc. (NYSE: KT) today reported a net loss from continuing operations in the first quarter of 2003 of ($2.4) million, or ($0.29) per share, versus net income from continuing operations of $0.01 million, or $0.00 per share, in the first quarter of 2002, excluding restructuring and other non-recurring or unusual items, which are discussed below. Net sales in the first quarter of 2003 were $95.8 million, down 4.8% compared to the same period in 2002 (excluding SESCO, a business which was exited in April 2002). Earnings before interest, taxes, depreciation and amortization (EBITDA), excluding all unusual and non-recurring items, was $6.1 million in the first quarter of 2003, compared to $7.1 million in the same period in 2002.

During the first quarter of 2003, Katy reported restructuring and other non-recurring or unusual items of $0.5 million pre-tax [$0.06 per share], results of discontinued operations of $0.1 million, net of tax [$0.01 per share], a gain on the early redemption of a preferred interest in a subsidiary of $6.6 million [$0.78 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($3.0) million [($0.36) per share]. Including these items, Katy reported net income attributable to common shareholders of $1.7 million, or $0.20 per share, in the first quarter of 2003, versus a net loss attributable to common shareholders of ($10.2) million, or ($1.22) per share, in the same period of 2002. During the first quarter of 2002, Katy reported restructuring and other non-recurring or unusual items of ($8.3) million pre-tax [($0.97) per share], results of discontinued operations of $0.5 million, net of tax [$0.06 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($2.6) million [($0.31) per share]. Details regarding these items are provided in the "Reconciliation of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

"Despite very challenging economic conditions, our gross margins and overall profitability improved during the first quarter. We experienced price increases on certain key raw materials, most notably plastic resins, and in response we are tightly managing our costs," said C. Michael Jacobi, Katy Industries' President and Chief Executive Officer. "Through the refinancing of our debt obligations during the first quarter, we were also able to redeem at a significant discount a preferred interest in one of our subsidiaries that had incurred high interest costs, generating an immediate gain to our shareholders of $6.6 million and reducing our ongoing financing expense."

Gross margins were 17.5% in the first quarter of 2003, up from 17.2% in the first quarter of 2002. Selling, general and administrative expenses were unchanged year-over-year but were higher as a percentage of sales in the first quarter of 2003 compared to the same period of 2002 due to lower sales. These amounts exclude severance, restructuring and related costs, which are detailed in the "Reconciliation of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

Interest expense increased by $0.9 million, due primarily to the write-off of certain capitalized debt issuance costs as a result of the refinancing during the first quarter of 2003 of Katy's debt obligations. Excluding this write-off, interest expense declined by $0.3 million due to lower levels of borrowings. Debt at March 31, 2003 was $70.4 million, which is 40% of total capitalization. Cash on hand at December 31, 2002 was $6.1 million.

Liquidity was negatively impacted during the first quarter of 2003, as the company used free cash flow of $14.9 million versus $2.4 million of free cash flow generated during the first quarter of 2002. The Company defines free cash flow as cash generated from operations less capital expenditures and cash dividends. Liquidity was negative due to payments of accrued expenses for severance and restructuring, property taxes, customer returns and allowances, seasonal credit terms for customers of Duckback Products, early buying of resin to secure lower prices and an inventory build-up in excess of the Company's immediate needs. The Company expects these liquidity trends to substantially reverse as the year progresses.

Katy completed the sale of GC/Waldom Electronics on April 2, 2003. Also, Katy announced on November 1, 2002, that it had completed the sale of its Hamilton Precision Metals, L.P. business. As a result, the results of these businesses have been classified as discontinued operations for all periods presented.

To comply with new SEC regulations regarding the disclosure of non-GAAP financial measures, the "Reconciliation of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release exclude certain other unusual items that were previously included in similar reconciliations in the Company's prior press releases.

This press release may contain various forward-looking statements. The forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by, and information currently available to, the company's management. Additionally, the forward-looking statements are based on Katy's current expectations and projections about future events and trends affecting the financial condition of its business. The forward-looking statements are subject to risks and uncertainties, detailed from time to time in Katy's filings with the SEC, that may lead to results that differ materially from those expressed in any forward-looking statement made by the company or on its behalf. Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Katy Industries, Inc. is a diversified corporation with interests primarily in Maintenance Products and Electrical Products.

Company contact:
Katy Industries, Inc.
Amir Rosenthal
(203) 598-0397

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

                                                                            Three Months Ended
                                                                        --------------------------       $              %
                                                                        March 31,        March 31,     Change        Change
                                                                          2003           2002 (a)     Inc/(Dec)     Inc/(Dec)
                                                                        ---------        ---------    ---------     ---------
Net sales                                                               $  95,840        $ 101,525    $  (5,685)        (5.60%)
Cost of goods sold                                                         79,072           84,052       (4,980)        (5.92%)
                                                                        ---------        ---------    ---------     ---------
      Gross profit                                                         16,768           17,473         (705)        (4.03%)
Selling, general & administrative expenses                                 15,747           15,697           50          0.32%
Severance, restructuring & related costs                                      228            2,296       (2,068)       (90.07%)
Loss on SESCO transaction                                                      --            6,010       (6,010)      (100.00%)
                                                                        ---------        ---------    ---------     ---------
      Operating income (loss)                                                 793           (6,530)       7,323        112.14%
Equity in income of unconsolidated investment                                (367)             307         (674)      (219.54%)
Gain on sale of assets                                                        753               --          753           N/M
Interest                                                                   (2,392)          (1,454)        (938)       (64.51%)
Other, net                                                                    (39)             (80)          41         51.25%
                                                                        ---------        ---------    ---------     ---------
      Loss before provision for income taxes                               (1,252)          (7,757)       6,505         83.86%
Provision for income taxes                                                   (543)              --         (543)          N/M
                                                                        ---------        ---------    ---------     ---------
      Loss before distributions on preferred interest in subsidiary        (1,795)          (7,757)       5,962         76.86%
Distributions on preferred interest in subsidiary, net of tax                (123)            (328)         205         62.50%
                                                                        ---------        ---------    ---------     ---------
      Loss from continuing operations                                      (1,918)          (8,085)       6,167         76.28%
Income from operations of discontinued businesses, net of tax                  74              495         (421)       (85.05%)
                                                                        ---------        ---------    ---------     ---------
      Net loss                                                             (1,844)          (7,590)       5,746         75.70%
Gain on early redemption of preferred interest in subsidiary                6,560               --        6,560           N/M
Payment in kind dividends on convertible preferred stock                   (3,014)          (2,622)        (392)       (14.95%)
                                                                        ---------        ---------    ---------     ---------
      Net income (loss) attributable to common stockholders             $   1,702        $ (10,212)   $  11,914        116.67%
                                                                        =========        =========    =========     =========

Income (loss) per share of common stock - Basic and diluted:
  Loss from continuing operations excluding PIK dividends and
  unusual items                                                         $   (0.29)       $    0.00    $   (0.29)          N/M
  Gain on early redemption of preferred interest in subsidiary               0.78               --         0.78           N/M
  Payment in kind (PIK) dividends on convertible preferred stock            (0.36)           (0.31)       (0.05)       (16.13%)
  Unusual items (see attached schedule)                                      0.06            (0.97)        1.03        106.19%
                                                                        ---------        ---------    ---------     ---------
      Income (loss) from continuing operations attributable to common
      stockholders                                                           0.19            (1.28)        1.47        114.84%
  Discontinued operations                                                    0.01             0.06        (0.05)       (83.33%)
                                                                        ---------        ---------    ---------     ---------
    Net income (loss) attributable to common stockholders               $    0.20        $   (1.22)   $    1.42        116.39%
                                                                        =========        =========    =========     =========

Average shares outstanding - Basic and diluted                              8,362            8,393
                                                                        =========        =========

Other Information

Working capital, excluding current bank debt and current
deferred tax balances                                                   $  54,463        $  60,951    $  (6,488)       (10.64%)
                                                                        =========        =========    =========     =========
Bank debt, including portions classified as current                     $  70,402        $  78,076    $  (7,674)        (9.83%)
                                                                        =========        =========    =========     =========
Preferred interest in subsidiary                                        $      --        $  16,400    $ (16,400)      (100.00%)
                                                                        =========        =========    =========     =========
Stockholders' equity                                                    $ 107,416        $ 149,998    $ (42,582)       (28.39%)
                                                                        =========        =========    =========     =========
Capital expenditures                                                    $   1,295        $   3,702    $  (2,407)       (65.02%)
                                                                        =========        =========    =========     =========

N/M - Not meaningful

(a)   Certain amounts have been reclassified to conform with 2003 presentation.

KATY INDUSTRIES, INC. RECONCILIATION OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS - UNAUDITED
(In thousands)

                                                                                     Three Months Ended
                                                                      -------------------------------------------------------
                                                                                                     Excluding
                                                                      March 31,      Unusual          Unusual
                                                                         2003         Items            Items       % of sales
                                                                      ------------------------       ------------------------
Net sales                                                             $   95,840    $       --       $   95,840         100.0%
Cost of goods sold                                                        79,072            --           79,072          82.5%
                                                                      ------------------------       ------------------------
      Gross profit                                                        16,768            --           16,768          17.5%
Selling, general & administrative expenses                                15,747            --           15,747          16.4%
Severance, restructuring & related costs                                     228          (228)(a)           --
                                                                      ------------------------       ------------------------
      Operating income                                                       793           228            1,021           1.1%
Equity in income of unconsolidated investment                               (367)           --             (367)         -0.4%
Gain on sale of assets                                                       753          (753)(b)           --
Interest                                                                  (2,392)           --           (2,392)         -2.5%
Other, net                                                                   (39)           --              (39)          0.0%
                                                                      ------------------------       ------------------------
      Loss before provision for income taxes                              (1,252)         (525)          (1,777)         -1.8%
Provision for income taxes                                                  (543)           --             (543)         -0.6%
                                                                      ------------------------       ------------------------
      Loss before distributions on preferred interest in subsidiary       (1,795)         (525)          (2,320)         -2.4%
Distributions on preferred interest of subsidiary, net of tax               (123)           --             (123)         -0.1%
                                                                      ------------------------       ------------------------
      Loss from continuing operations                                 $   (1,918)         (525)      $   (2,443)         -2.5%
                                                                      ========================       ========================

Earnings before interest, taxes, depreciation and amortization
      (excluding unusual items)                                                                      $    6,060           6.3%

(a)   Severance, restructuring & related costs

(b)   Gain on sale of assets

                                                                                         Three Months Ended
                                                                      -------------------------------------------------------
                                                                                                     Excluding
                                                                      March 31,      Unusual          Unusual
                                                                         2002         Items            Items       % of sales
                                                                      ------------------------       ------------------------
Net sales                                                             $  101,525    $       --       $  101,525         100.0%
Cost of goods sold                                                        84,052            --           84,052          82.8%
                                                                      ------------------------       ------------------------
      Gross profit                                                        17,473            --           17,473          17.2%
Selling, general & administrative expenses                                15,697                         15,697          15.5%
Severance, restructuring & related costs                                   2,296        (2,296)(a)           --
Loss on SESCO transaction                                                  6,010        (6,010)(b)           --
                                                                      ------------------------       ------------------------
      Operating (loss) income                                             (6,530)        8,306            1,776           1.7%
Equity in income of unconsolidated investment                                307            --              307           0.3%
Interest                                                                  (1,454)           --           (1,454)         -1.4%
Other, net                                                                   (80)           --              (80)         -0.1%
                                                                      ------------------------       ------------------------
      (Loss) income before provision for income taxes                     (7,757)        8,306              549           0.5%
Provision for income taxes                                                    --          (209)(c)         (209)         -0.2%
                                                                      ------------------------       ------------------------
      (Loss) income before distributions on preferred interest in
      subsidiary                                                          (7,757)        8,097              340           0.3%
Distributions on preferred interest of subsidiary, net of tax               (328)           --             (328)         -0.3%
                                                                      ------------------------       ------------------------
      (Loss) income from continuing operations                        $   (8,085)        8,097       $       12           0.0%
                                                                      ========================       ========================

Earnings before interest, taxes, depreciation and amortization
      (excluding unusual items)                                                                      $    7,127           7.0%

(a)   Severance, restructuring & related costs

(b)   Loss on SESCO transaction

(c) Adjustment to reflect normalized effective tax rate excluding unusual items

KATY INDUSTRIES, INC. BALANCE SHEETS - UNAUDITED
(In thousands)

Assets                                                       March 31,     December 31,      March 31,
Current Assets:                                                2003            2002           2002 (a)
                                                           -------------   -------------   -------------
      Cash                                                 $       6,096   $       4,842   $       4,828
      Accounts receivable, net                                    60,502          58,913          65,935
      Inventory, net                                              66,870          57,967          57,832
      Deferred tax asset                                              --              --           8,243
      Prepaid assets and other                                     1,988           1,942           3,951
      Current assets of discontinued operations (b)                6,387           5,970          17,313
                                                           -------------   -------------   -------------
Total current assets                                             141,843         129,634         158,102
                                                           -------------   -------------   -------------

Other Assets:
      Goodwill, net                                               11,211          11,211          13,571
      Intangibles, net                                            25,029          25,491          32,085
      Other assets                                                18,703          19,648          19,464
      Non-current assets of discontinued operations (b)            2,971           3,100          11,618
                                                           -------------   -------------   -------------
Total other assets                                                57,914          59,450          76,738
                                                           -------------   -------------   -------------

Property, plant and equipment, net                                82,252          86,893         108,651

                                                           -------------   -------------   -------------
Total assets                                               $     282,009   $     275,977   $     343,491
                                                           =============   =============   =============

Liabilities and stockholders' equity
Current liabilities:
      Accounts payable                                     $      33,475   $      37,058   $      39,691
      Accrued liabilities and other                               51,577          54,926          46,230
      Current maturities of debt                                   2,857             700          13,925
      Revolving credit facility                                   50,402          44,751          51,000
      Current liabilities of discontinued operations (b)           2,328           2,444           2,987
                                                           -------------   -------------   -------------
Total current liabilities                                        140,639         139,879         153,833

Long-term debt, less current portion                              17,143              --          13,151
Other                                                             16,811          17,526           9,401
Non-current liabilities of discontinued operations (b)                --              --             708

                                                           -------------   -------------   -------------
Total liabilities                                                174,593         157,405         177,093
                                                           -------------   -------------   -------------

Preferred interest in subsidiary                                      --          16,400          16,400

Total stockholders' equity                                       107,416         102,172         149,998

                                                           -------------   -------------   -------------
Total liabilities and stockholders' equity                 $     282,009   $     275,977   $     343,491
                                                           =============   =============   =============

(a) Certain amounts have been reclassified to conform with current year presentation.

(b) Amounts include assets and liabilities of Hamilton Precision Metals and GC/Waldom Electronics.

KATY INDUSTRIES, INC. STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands)

                                                                          For the three months ended       $            %
                                                                            March 31,     March 31,      Change       Change
                                                                              2003          2002        Inc/(Dec)    Inc/(Dec)
                                                                          -----------    -----------   ----------   ----------
Cash flows from operating activities:
    Net loss                                                               $   (1,844)   $   (7,590)
    Income from operations of discontinued businesses                             (74)         (495)
                                                                           ----------    ----------
      Loss from continuing operations                                          (1,918)       (8,085)
    Depreciation and amortization                                               5,445         5,124
    Write-off and amortization of debt issuance costs                           1,397           391
    Gain on sale of assets                                                       (753)           --
    Loss on SESCO transaction                                                      --         6,010
    Other                                                                           8          (424)
    Changes in operating assets and liabilities:
      Accounts receivable                                                      (1,589)        1,667
      Inventories                                                              (8,903)       (4,502)
      Accounts payable                                                         (3,583)        6,767
      Accrued expenses                                                         (3,349)       (2,451)
                                                                           ----------    ----------
    Net cash (used in) provided by continuing operations                      (13,245)        4,497
    Net cash (used in) provided by discontinued operations                       (311)        1,715
                                                                           ----------    ----------    ----------   ----------
    Net cash (used in) provided by opeating activities                        (13,556)        6,212       (19,768)        (318%)
                                                                           ----------    ----------    ----------   ----------

Cash flows from investing activities:
    Capital expenditures of continuing operations                              (1,295)       (3,702)
    Capital expenditures of discontinued operations                               (20)          (94)
    Collections of notes receivable from sales of subsidiaries                     --           412
    Proceeds from sale of assets                                                1,900            --
                                                                           ----------    ----------    ----------   ----------
    Net cash provided by (used in) investing activities                           585        (3,384)        3,969          117%
                                                                           ----------    ----------    ----------   ----------

Cash flows from financing activities:
    Net borrowings (repayments) on revolving loans, prior to refinancing        7,965        (6,000)
    Repayment of borrowings under revolving loans at refinancing              (52,716)           --
    Proceeds on initial borrowings at refinancing -- term loans                20,000            --
    Proceeds on initial borrowings at refinancing -- revolving loans           43,743            --
    Net borrowings on revolving loans following refinancing                     6,659            --
    Direct costs associated with debt facilities                                 (886)           --
    Redemption of preferred interest of subsidiary                             (9,840)           --
    Repayment of real estate and chattel mortgages                               (700)          (17)
                                                                           ----------    ----------    ----------   ----------
    Net cash provided by (used) in financing activities                        14,225        (6,017)       20,242          336%
                                                                           ----------    ----------    ----------   ----------

Effect of exchange rate changes on cash and cash equivalents                       --           181
                                                                           ----------    ----------
Net increase (decrease) in cash and cash equivalents                            1,254        (3,008)
Cash and cash equivalents, beginning of period                                  4,842         7,836
                                                                           ----------    ----------    ----------   ----------
Cash and cash equivalents, end of period                                   $    6,096    $    4,828    $    1,268           26%
                                                                           ==========    ==========    ----------   ----------